Supplement dated March 19, 2009 to the Prospectus dated September 10, 2008

               Claymore Securities Defined Portfolios, Series 519

      Closed-End Covered Call and Income Portfolio, Series 12 (the "Trust")

                               File No. 333-152709

   Notwithstanding anything to the contrary in the Prospectus, effective for March 19, 2009 only, the sales charge reduction applicable to the Trust for purchases of $1,000,000 or more will be available for a purchaser who fulfills the following requirements:

     (1)  ______Purchases $600,000 or more in units on March 19, 2009; and

     (2) When aggregating purchases made between March 17, 2009 and March 19, 2009, will have purchased $1,000,000 or more in units.